                                                                  EXHIBIT (a)(2)

                                    EXHIBIT A



                                    IMPORTANT

            PLEASE SIGN, DATE AND, IF NECESSARY, HAVE YOUR SIGNATURE
          GUARANTEED IN THE BOX ENTITLED "SIGN HERE" ON PAGE 6 OF THIS
                     DOCUMENT WHERE INDICATED BY THE ARROWS.

                              LETTER OF TRANSMITTAL

                                TO TENDER SHARES

                                       OF

                                  COMMON STOCK

                                       OF

                           SOUTHSIDE BANCSHARES CORP.
                                  ("SOUTHSIDE")

                                   PURSUANT TO

                         THE OFFER TO PURCHASE FOR CASH

                                  COMMON STOCK

                                       OF

                                    SOUTHSIDE

                              DATED JANUARY 5, 2001



                               To: UMB Bank, n.a.

                                 (800) 884-4225

By Mail:                          By Hand:                       By Overnight:
UMB Bank, n.a.                    UMB Bank, n.a.                 UMB Bank, n.a.
Securities Transfer Division      Securities Transfer Division   Securities Transfer Division
P.O. Box 410064                   928 Grand Blvd.                928 Grand Blvd.
Kansas City, MO 64141             13th Floor                     13th Floor
                                  Kansas City, MO 64106          Kansas City, MO 64106

           Facsimile (for eligible institutions only):            (816) 860-3963
           Confirm facsimile by telephone:                        (816) 860-7782

This Letter of Transmittal is for use in connection with that Offer to Purchase for Cash Common Stock of Southside Bancshares Corp. dated January 5, 2001 (the "Offer to Purchase;" capitalized terms used but not defined herein have the meanings ascribed to them in the Offer to Purchase).

         Delivery of this Letter of Transmittal and all other documents to an address, or transmission of instructions to a facsimile number, other than as set forth above does not constitute a valid delivery. Please read carefully the entire Letter of Transmittal, including the accompanying instructions, before checking any box below. This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Paying Agent's account at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in the Offer to Purchase. This Letter of Transmittal may not be used for tendering Shares attributable to individual accounts under Southside's Employee Stock Ownership Plan ("ESOP"), nor may it be used for directing the exercise of options through Southside's 1993 Stock Option Plan ("Stock Option Plan").

--------------------------------------------------------------------------------

                         DESCRIPTION OF SHARES TENDERED
                           (See Instructions 3 and 4)

Name and Address of Registered Holder               Certificate Number(s)(1)           Number of Shares (2)
-------------------------------------               ---------------------              ----------------




















                                                    Total Shares tendered:
                                                                                       ---------------------------

--------------------------------------------------------------------------------

Indicate in this box the order (by certificate number) in which your Shares are to be purchased.(3) (Attach an additional signed list(s) if necessary). See Instruction 3.

1st:                       2nd:                      3rd:                       4th:
     ----------------           ---------------           ---------------            ---------------

--------
1 Need not be completed if you are tendering your Shares by book-entry transfer.

2 Unless otherwise indicated, it will be assumed that all Shares represented by each certificate delivered to the Paying Agent are being tendered hereby.

3 If you do not designate an order, then in the event less than all Shares tendered are purchased pursuant to the Offer, your Shares tendered herewith will be selected for purchase by the Paying Agent.

               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

         If you desire to tender Shares pursuant to the Offer and you cannot deliver your Share certificate (or you are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal to the Paying Agent at or before the Expiration Date, you may tender your Shares according to the guaranteed delivery procedures set forth in the section of the Offer to Purchase titled "Procedure for Tendering Shares." See Instruction 2. Delivery of documents to the DTC does not constitute delivery to the Paying Agent.

--------------------------------------------------------------------------------
                THIS BOX IS FOR USE BY ELIGIBLE INSTITUTIONS ONLY

[ ] Check here if tendered Shares are being delivered by book-entry transfer to the Paying Agent's account at the DTC and complete the following:

         Name of Tendering Institution:
                                        ----------------------------------------------------------
                                                                (Please Print)

         DTC Account No.:
                          ------------------------------------------------------------------------

         Transaction Code No.:
                               -------------------------------------------------------------------

[ ] Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Paying Agent and complete the following:

         Name(s) of Registered Holder(s):
                                          --------------------------------------------------------
                                                                (Please Print)

         Date of Execution of Notice of Guaranteed Delivery:
                                                              ------------------------------------

         Name of Institution that Guaranteed Delivery:
                                                       -------------------------------------------

         DTC Account No.:
                          ------------------------------------------------------------------------

         Transaction Code No.:
                               -------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TENDER, PROXY AND POWER OF ATTORNEY

To Southside Bancshares Corp.:

         The undersigned, the registered holder of Shares of common stock of Southside as described in the Offer to Purchase, or the legal representative of the registered holder, hereby accepts, with respect to the Shares tendered as set forth on page 2 of this Letter of Transmittal at the price per Share indicated in this Letter of Transmittal, the offer of Southside, receipt of which is hereby acknowledged, to acquire the Shares upon the terms and subject to the conditions of the Offer.

         Accordingly, subject to and effective upon the acquisition by Southside (pursuant to the Offer) of the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Southside such Shares, including any and all declared but unpaid dividends and other distributions on such Shares, or hereby orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of Southside, and hereby irrevocably constitutes and appoints UMB Bank, n.a. (the "Paying Agent") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares with full power of substitution (such power of attorney is deemed to be an irrevocable power coupled with an interest) to: (i) deliver the Shares, together with any and all evidences of transfer and authenticity which may be required by the Paying Agent, to or upon the order of Southside upon receipt by the Paying Agent, as the undersigned's agent, of the Shares of Southside's common stock as set forth in the Offer; (ii) do all things necessary and appropriate for the transfer of such Shares on Southside's books; (iii) exercise all rights of legal and beneficial ownership of such Shares to which the undersigned would be entitled by virtue of the ownership of such Shares, in accordance with the terms of the Offer; and (iv) receive all dividends and other distributions due or rights issued in respect to the Shares to which the undersigned would be entitled by virtue of the ownership of such Shares, all in accordance with the terms of the Offer. Upon such acceptance for acquisition, all prior proxies and powers of attorney given by the undersigned with respect to such Shares will, without further action, be revoked and no subsequent proxies or powers of attorney may be given and, if given, will not be deemed effective.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Shares and that Southside will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, voting agreements and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Paying Agent or Southside to be necessary or desirable to complete the sale, assignment and transfer of the Shares.

         All authority herein conferred or agreed to be conferred survives the death or incapacity of the undersigned and any obligations of the undersigned hereunder are binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the undersigned's right to withdraw as set forth in the Offer to Purchase, this tender is irrevocable.

         The undersigned understands that a tender of Shares pursuant to any one of the procedures described herein constitutes the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that: (i) the undersigned has a net long position in the Shares or equivalent securities the undersigned is tendering herewith within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended; and (ii) the undersigned's tender of such Shares complies with such Rule 14e-4.

         The undersigned understands that acceptance of the offer contained in the Offer constitutes an agreement between the undersigned and Southside, in accordance with the terms and conditions precedent of the Offer, only when a duly executed and properly completed copy of this Letter of Transmittal, together with any other required documents (including, but not limited to, the Shares), are received by the Paying Agent. The undersigned further acknowledges receipt and has read the contents of the Offer and recognizes the various conditions to the Offer that are set forth in the Offer to Purchase.

         The undersigned understands that Southside will determine a single per share price (not greater than $12.25 nor less than $10.75), net to the seller in cash, that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer (the "Purchase Price"), taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that Southside will select the lowest Purchase Price that will allow it to purchase 1,100,000 Shares (or such lesser number of Shares as are validly tendered at prices not greater than $12.25 nor less than $10.75 per Share) validly tendered and not withdrawn pursuant to the Offer. The undersigned understands that Southside may, but is not obligated to, select a purchase price that will enable it to purchase up to 1,469,388 Shares. The undersigned also understands that Southside does not intend to pay more than $18 million for Shares pursuant to the Offer.

         The undersigned understands that all Shares validly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including the proration and conditional tender provisions, and that Southside will return all other Shares, including Shares tendered at prices greater than the Purchase Price and not withdrawn and Shares not purchased because of proration or conditional tender.

         The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Southside may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for Shares tendered, or may not be required to purchase any of the Shares that the undersigned is tendering hereby, or may accept for payment fewer than all of the Shares the undersigned is tendering hereby.

         Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Purchase Price and any Shares of Southside's common stock to be returned to the undersigned as set forth in the Offer to Purchase in the name of the undersigned. Similarly, please mail such check and Shares, unless otherwise indicated herein under "Special Delivery Instructions," and/or send any appropriate documents if a Share is not purchased, to the undersigned at the address shown below the undersigned's signature. The undersigned recognizes that Southside has no obligation to transfer any Shares from the name of the registered holder thereof if Southside does not acquire such Shares pursuant to the Offer.

--------------------------------------------------------------------------------

                               CONDITIONAL TENDERS
                               (See Instruction 9)

         The undersigned may condition the tender of his Shares upon the purchase by Southside of a specified minimum number of the Shares the undersigned is tendering hereby (which minimum number can be all of the Shares which the undersigned is hereby tendering), all as described in the Offer to Purchase. Except as set forth in the Offer to Purchase, unless at least such minimum number of Shares is purchased by Southside pursuant to the terms of the Offer, none of the Shares the undersigned is tendering hereby will be purchased. It is the undersigned's responsibility to calculate and appropriately indicate such minimum number of Shares, and each stockholder is urged to consult a tax advisor. Unless this box has been completed and a minimum number specified, the undersigned's tender will be deemed unconditional.

[ ]      Minimum number of Shares that must be purchased, if any are
         purchased:              Shares.

--------------------------------------------------------------------------------

         PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                               (See Instruction 5)

               IF YOU ARE TENDERING SHARES AT MORE THAN ONE PRICE,
     YOU MUST USE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED

--------------------------------------------------------------------------------

                               CHECK ONLY ONE BOX.

          IF YOU CHECK MORE THAN ONE BOX OR IF YOU DO NOT CHECK A BOX,
                   YOU HAVE NOT VALIDLY TENDERED YOUR SHARES.

--------------------------------------------------------------------------------

              SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

[ ] You want to maximize the chance of having Southside purchase all the Shares you are tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes below, you hereby tender Shares and are willing to accept the Purchase Price resulting from the Dutch auction tender process. This action could result in you receiving a price per Share as low as $10.75.

                                       OR

              SHARES TENDERED AT A PRICE DETERMINED BY STOCKHOLDER

         By checking one of the boxes below instead of the box above, you hereby tender your Shares at the price checked. This action could result in none of your Shares being purchased if the Purchase Price is less than the price checked. If you desire to tender Shares at more than one price, you must complete a separate Letter of Transmittal for each price at which you are tendering Shares. You cannot tender the same Shares at more than one price.

      Price (in Dollars) per Share at Which You Are Tendering Your Shares:

[  ]    $10.75         [  ]    $11.00      [  ]    $11.25
[  ]    $11.50         [  ]    $11.75      [  ]    $12.00
[  ]    $12.25

=========================================         ==========================================================
               SIGN HERE                                       SPECIAL PAYMENT INSTRUCTIONS

     -----------------------------                     To be completed ONLY if the check for cash in
                                                       the name of someone other than the registered
                                                       owner.
  -->                              <--
                                                       Name
                                                                ------------------------------
     -----------------------------
                                                       Address
                                                                ------------------------------
       (Signature(s) of Owner(s))
                                                                ------------------------------
     Dated:                   , 2001
           -------------------
                                                                      (Included Zip Code)
(Must be signed by registered holder(s)
exactly as name(s) appear(s) under
"Description of Shares" above. If                               ------------------------------
signature is by a person acting in
fiduciary capacity or as the registered
owner's legal representative, please set                  Tax Identification of Social Security Number
forth full title. See Instruction 6.)

                                                  ==========================================================
Name(s)
       ----------------------------
                                                  ==========================================================
             (Please Print)                                    SPECIAL DELIVERY INSTRUCTIONS

-----------------------------------                    To be completed ONLY if resumed shares of
                                                       Southside's common stock and/or the check
                                                       for the payment of the Purchase Price is
               (Address)                               to be sent to someone other than the
                                                       registered owner at any address other than
                                                       that shown under "Description of Shares"
                                                       above,
-----------------------------------
                                                       Name:
          (Include Zip Code)                                    ------------------------------
                                                       Adress:
Phone Number: (   )                                             ------------------------------
               --- ----------------
                                                                ------------------------------
Taxpayer Identification or
                                                                      (Include Zip Code)
 Social Security Number:
                        -----------
                                                                -----------------------------
                                                          Tax Identification or Social Security Number

=========================================         ==========================================================

============================================================================================================
                                        GUARANTEE OF SIGNATURES
                                       (See Instructions 1 and 6)

Name of Firm:

             ---------------------------------------------------------------------------------

Authorized Signature:
                     -------------------------------------------------------------------------

Name:
     -----------------------------------------------------------------------------------------
                                          (Please Print)

Title:
      ----------------------------------------------------------------------------------------

Address:
        --------------------------------------------------------------------------------------
                                         (Include Zip Code)

Area Code(s) and Telephone Number(s):
                                     ---------------------------------------------------------

Dated:                   , 2001
      -------------------
===========================================================================================================

                                  INSTRUCTIONS
                               FORMING PART OF THE
                        TERMS AND CONDITIONS OF THE OFFER

1. SIGNATURE GUARANTEE. No signature guarantee is required if this Letter of Transmittal is signed by the registered owner of the Shares tendered with this Letter of Transmittal and delivery is to be made directly to such registered owner. If such registered owner has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the previous page, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the 1934 Act (an "Eligible Institution").

2. DELIVERY. This Letter of Transmittal is to be used either if you are forwarding Share certificates herewith or if you are delivering Shares by book-entry transfer pursuant to the procedures set forth in the Offer to Purchase. The Paying Agent must receive, prior to the Expiration Date, a properly completed and duly executed Letter of Transmittal or a facsimile thereof in accordance with the instructions of the Letter of Transmittal, including any required signature guarantees, Share certificates to be tendered and any other documents required by the Letter of Transmittal at one of its addresses set forth on the back cover of the Offer to Purchase. Such Shares may be delivered pursuant to the procedures for book-entry transfer described in the Offer to Purchase (and a confirmation of such delivery received by the Paying Agent, including an Agent's Message if the tendering stockholder has not delivered a Letter of Transmittal), or such Shares may be validly tendered through the DTC's Automated Tender Offer Program ("ATOP"). The term "Agent's Message" means a message, transmitted by the DTC to, and received by, the Paying Agent and forming a part of a Book-Entry Confirmation, which states that the DTC has received an express acknowledgment from the participant in the DTC tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Southside may enforce such agreement against the participant. If certificates are forwarded to the Paying Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Participants in the DTC may tender their Shares in accordance with ATOP, to the extent it is available to such participants for the Shares they wish to tender. If you are tendering through ATOP, you must expressly acknowledge that you have received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against you. If your Share certificates are not immediately available, you cannot deliver your Shares and all other required documents to the Paying Agent or you cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date, you may tender your Shares pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Southside (with any required signature guarantees) must be received by the Paying Agent prior to the Expiration Date; and (iii) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Paying Agent's account at the DTC of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, and Agent's Message or, in the case of a tender through ATOP, the specified acknowledgement) and any other documents required by this Letter of Transmittal, must be received by the Paying Agent within five Nasdaq trading days after the date the Paying Agent receives such Notice of Guaranteed Delivery, all as provided in the Offer to Purchase. The method of delivery of all documents, including Share certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Paying Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. Except as specifically permitted by the Offer to Purchase, no alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), you waive any right to receive any notice of the acceptance for payment of the Shares.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If you wish to tender fewer than all the Shares represented by any certificate delivered to the Paying Agent, fill in the number of

Shares that are to be tendered in the box entitled "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to you, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Paying Agent will be deemed to have been tendered unless otherwise indicated.

5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For your Shares to be validly tendered by this Letter of Transmittal, you must either: (i) check the box under "Shares Tendered at Price Determined by Dutch Auction"; or (ii) check the box indicating the price per Share at which you are tendering your Shares under "Shares Tendered at a Price Determined by Stockholder." By checking the box under "Shares Tendered at Price Determined by Dutch Auction," you agree to accept the Purchase Price that results from the Dutch auction tender process, which could be as low as $10.75. By checking a box under "Shares Tendered at a Price Determined by Stockholder," you acknowledge that doing so could result in none of your Shares being purchased if the Purchase Price for such Shares is less than the price you check. You may only check one box. If you check more than one box, or if you do not check a box, you have not validly tendered your Shares. If you wish to tender portions of your Shares at different prices, you must complete a separate Letter of Transmittal for each price at which you wish to tender each such portion of your Shares. You cannot tender the same Shares (unless previously validly withdrawn as provided in the Offer to Purchase) at more than one price.

6. SIGNATURE ON LETTER OF TRANSMITTAL. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alternation, enlargement or any change whatsoever. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letter of Transmittal (or facsimiles thereof) as there are different registrations of certificates. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1. If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Southside of the authority of such person so to act must be submitted.

7. TRANSFER TAXES. Southside will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" or "Special Delivery Instructions" in this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the DTC.

9. CONDITIONAL TENDERS. As described in the Offer to Purchase, you may tender Shares subject to the condition that a specified minimum number of your Shares tendered must be purchased if any such Shares so tendered are purchased. Under certain circumstances, Southside may prorate the number of Shares purchased pursuant to the Offer. In such a case, the Paying Agent will perform a preliminary proration, and any Shares tendered at or below the Purchase Price pursuant to a conditional tender for which the condition was not satisfied will automatically be regarded as withdrawn, subject to reinstatement if such conditionally tendered Shares are subsequently selected by lot for purchase. If conditional tenders would otherwise be so regarded as withdrawn and would cause the total number of Shares to be purchased to fall below the number of Shares to be purchased (not to exceed 1,469,388 Shares) then, to the extent feasible, Southside will select enough of such conditional tenders that would otherwise have been so withdrawn to permit Southside to purchase such number of Shares. In selecting among such conditional tenders, Southside will select by lot and will limit its purchase in each case to the designated minimum number of Shares to be purchased. All tendered Shares will be deemed unconditionally tendered unless the "Conditional Tenders" box is completed. As discussed in the Offer to Purchase, the number of Shares to be purchased from a particular stockholder may affect the tax treatment of such purchase to such stockholder and such stockholder's decision whether to tender. Each stockholder is urged to consult with his or her own tax advisor. Any tendering stockholder wishing to make a conditional tender must calculate and appropriately indicate such minimum number of Shares.

10. TAXPAYER IDENTIFICATION NUMBER, SUBSTITUTE FORM W-9. The tendering holder of a Share is required to provide the Paying Agent with his correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on the page following the last page of these instructions. Failure to provide the information on the form may subject the tendering holder to 31% withholding on the payment of the Purchase Price. If such holder is an individual, the taxpayer identification number is his social security number. The box in Part 3 of the form may be checked if the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Paying Agent is not provided with a TIN within 60 days, the Paying Agent will withhold 31% on all payments of the Purchase Price thereafter until a TIN is provided to the Paying Agent, and the holder may be subject to a $500 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to a purchased Share pursuant to this Offer may be subject to backup withholding. If the backup withholding applies, the Paying Agent is required to withhold 31% of any payments made to the holder of a Share. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

11. IRS FORM W-8. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the holder must submit an IRS Form W-8 or an IRS Form W-8 BEN signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 or Form W-8 BEN can be obtained from the Paying Agent. Foreign stockholders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

12. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to Joseph W. Pope, Southside Bancshares Corp., 4111 Telegraph Road, St. Louis, Missouri 63129,
(314) 416-4111, and such copies will be furnished promptly at Southside's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

13. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Southside, in its sole discretion, which determination is final and binding on all parties. Southside reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of Southside's counsel, be unlawful. Southside also reserves the absolute right to waive any of the conditions of the Offer (other than No Legal Prohibition Condition) and any defect or irregularity in the tender of any particular Shares or any particular stockholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of Southside, the Paying





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Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

14. ESOP. Participants in the ESOP may not use this Letter of Transmittal to direct the tender of Shares (including fractional Shares, if any) allocated to such participant's individual account(s) under the plan, but must use the separate Direction Form sent to them by the co-trustees if they are otherwise entitled to tender ESOP Shares as set forth in such Direction Form and the Offer to Purchase.

15. STOCK OPTION PLAN. Holders of options to purchase shares through the Stock Option Plan may not use this Letter of Transmittal to direct the exercise of options and the tender of Shares issuable upon exercise of such options, but must use the separate Option Election sent to them by Southside.

16. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in the Offer to Purchase, you may designate the order in which your Shares are to be purchased in the event of proration. The order of purchase may affect whether any capital gain or loss recognized on the Shares purchased is long-term or short-term (depending on the holding period for the Shares purchased) and the amount of gain or loss recognized for federal income tax purposes.

17. LOST, STOLEN OR DESTROYED CERTIFICATES. If your certificate(s) representing Shares have been lost, stolen or destroyed, so indicate. The Paying Agent will send you additional documentation that will need to be completed to effectively surrender such lost, stolen or destroyed certificates.

18. WAIVER OF CONDITIONS. The conditions set forth in this Letter of Transmittal are for the sole benefit of Southside and may be asserted on or before the Expiration Date by Southside regardless of the circumstances giving rise to any such conditions or may be waived at any one time and from time to time on or before the Expiration Date in Southside's sole discretion.

IMPORTANT:    This Letter of Transmittal (or a manually signed facsimile thereof) together with share certificates or confirmation of book-entry transfer and all other required documents must be received by the Paying Agent, or the Notice of Guaranteed Delivery must be received by the Paying Agent, prior to the Expiration
              Date.


















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